Managed
HIGH INCOME
PORTFOLIO INC.

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                               [GRAPHIC OMITTED]

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                                                                          Annual

                                                                          Report

                                                               February 28, 1999

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                                                                     Managed
                                                                     HIGH INCOME
                                                                  PORTFOLIO INC.
LETTER TO
SHAREHOLDERS
February 28, 1999
--------------------------------------------------------------------------------

Dear Shareholder:

      We are pleased to provide the annual report for the Managed High Income Portfolio Inc. ("Fund") for the year ended February 28, 1999. During the past year, the Fund distributed income dividends totaling $1.03 per share. The table below shows the annualized distribution rate and the twelve-month total return for the Fund based on its February 28, 1999 net asset value ("NAV") per share and New York Stock Exchange ("NYSE") closing price.

              Price                    Annualized              Twelve-Month
            Per Share               Distribution Rate          Total Return
          -------------             -----------------          ------------
           $10.73 (NAV)                   9.39%                  (0.72)%
           $10.438 (NYSE)                 9.66%                  (2.44)%

Even though the Fund generated a modestly negative total return of 0.72% for the past year, its performance is still well above the twelve-month average total return of a negative 6.63% for closed-end high-yield bond funds as reported by Lipper Inc. (Lipper is an independent mutual-fund performance tracking organization.) We believe that we have been able to generate consistent performance returns in the Fund through prudent asset selection with a heavy focus on companies with improving fundamentals. We think that our general cautiousness during the reporting period was warranted given the increased volatility in the financial markets during the period under review.

Market and Economic Overview

After beginning 1998 on a rather strong footing, the high-yield bond market generated relatively weak results throughout 1998, underperforming all other domestic bond market sectors. At the beginning of 1998, the high-yield bond market could be categorized as being fully to overvalued in price with overall yields not very attractive relative to U.S. Treasuries. A considerable amount of liquidity from investors chasing yield had moved the market to these overvalued levels. In addition, there was also excessive speculation beginning in the financial markets, especially by hedge funds. (Hedge funds are private investment partnerships that can use aggressive investment strategies such as buying securities with borrowed money to enhance returns.)

By the middle of 1998, these more speculative investors were making aggressive bets in a number of financial markets, particularly in the emerging bond markets of Russia and Brazil, as well as the U.S. high-yield bond market. Unfortunately, with the default of Russia and the significant price declines across the emerging bond markets, these more aggressive hedge funds were forced to sell their investments to pay off their margin loans. This caused a sympathetic decline not only in the foreign bond markets, but also the U.S. corporate bond market. Moreover, the high-yield bond market declined by a meaningful margin. Fortunately, the hedge funds did not have large holdings of high-yield bonds.

At the same time the hedge funds were selling, various Wall Street firms that trade these securities began to reduce their overall exposure to the bond markets in order to limit their losses. These actions created even more market volatility during the second half of 1998.

By the end of September, the Federal Reserve Board ("Fed") began taking aggressive actions to restore investor confidence in the financial markets. The Fed realized that the financial markets were beginning to freeze up with overall liquidity disappearing. Many companies were finding it increasingly more difficult to borrow money through the fixed-income capital markets. Investors had become increasingly reluctant to invest in new bond issues, especially from companies that issue high-yield bonds. One of their greatest fears was than an economic recession was becoming more likely given the increased turmoil in the emerging economies such as Korea, Russia and Indonesia. In addition, many investors were concerned that a worldwide credit crunch in the financial markets could throw the U.S. economy into a protracted recession. By acting swiftly and lowering short-term interest rates three times in the latter part of 1998, the Fed was able to stabilize the domestic financial markets and restore investor confidence.

In the fourth quarter of 1998, as investors slowly became more comfortable with the economic outlook and the Fed's resolve to keep the economy out of a recession, the high-yield bond market stabilized and outperformed the other sectors of the domestic fixed income markets.

Portfolio Strategy and Market Outlook

The Managed High Income Portfolio remains cautiously positioned with a heavy emphasis in better quality, intermediate maturity "B" and "BB" rated high yield bonds. As of February 1999, the Fund's average maturity was approximately 8.5 years. In addition, the Fund continued to emphasize telecommunications issues as well as cable and media issues.

We viewed the third quarter 1998 correction in the high-yield bond market as a buying opportunity and carefully invested cash reserves into the market during that time. However, given the continued problems in Asia and Latin America, we remained underweighted in basic commodity industries such as steel, forest products, energy and petrochemicals, industries that continue to be negatively affected by worldwide deflationary trends. (Deflation is when prices actually fall. Deflation should not be confused with disinflation, which is the slowing down of the rate at which prices increase).

Going forward, we are beginning to take a closer look at some of the harder hit sectors such as paper, energy and steel. We may decide to selectively add some of the stronger companies in those industries to the Fund. We believe that supply and demand conditions in some of the basic industries may stabilize and improve from current levels, and that development would be extremely positive for the better-positioned companies. Overall, we believe the U.S. economy, while experiencing some slowdown in growth in 1999, should stay reasonably strong. We also expect that worldwide economic conditions should stabilize in the coming months.

Conclusion

During the first two months of 1999, the high yield bond market traded in a narrow range. The increase in general interest rates, particularly in the U.S. Treasury market, has temporarily held back the high-yield bond market. Investors are acting cautiously to see what, if any, impact the increase in interest rates may have on the U.S. economy. In addition, because of lingering uncertainty on the part of many investors over the worldwide economic outlook, we think that the high-yield bond market is still trading at undervalued levels. As more investors become convinced that the U.S. economy is still fundamentally sound and that foreign markets are slowly reviving, the high-yield bond market's performance should improve.

      In the near term, the financial markets should remain volatile as investors continue to sort out the potential negative impact on world economic growth from the large declines in both currencies and financial assets in the emerging markets of Asia and Latin America. We will continue to be more selective in our investment process and maintain a meaningful percentage of stronger "BB" rated issues. We remain focused on companies that should be less vulnerable to the crisis in Asia as well as other emerging markets that are having financial difficulties. In that environment, we expect that the better quality high-yield bonds should perform better than lower rated issues

In closing, thank you for investing in the Managed High Income Portfolio Inc. We look forward to continuing to help you pursue your investment goals. If you have any questions about the Fund, please call the First Data Investor Services Group Inc. at (800) 331-1710.

Sincerely,


/s/ Heath B. McLendon                        /s/ John C. Bianchi, C.F.A.

Heath B. McLendon                            John C. Bianchi, C.F.A.
Chairman                                     Vice President and
                                             Investment Officer

April 19, 1999

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Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvest ment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. A description of the Fund's Plan begins on page 36. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share on the date of valuation, you will be issued shares for the equivalent of the most recently determined NAV per share or 95% of the market price, whichever is greater.

If the NAV per share at the time of valuation is greater than the market price of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, the Purchasing Agent will buy common stock for your account in the open market or on the New York Stock Exchange.

If the Purchasing Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV before the purchases are completed, the Purchasing Agent will attempt to cancel any remaining orders and the Fund will issue the remaining dividend or distribution in shares at the greater of Fund's NAV per share or 95% of the then current market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

To find out more detailed information about the Plan and about how you can participate, please call First Data Investors Services Group Inc. at (800) 331-1710.

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                                                                               5

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SCHEDULE OF INVESTMENTS
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February 28, 1999

   Face
 Amount++       Rating(a)                   Security                            Value
=====================================================================================
CORPORATE BONDS AND NOTES - 96.8%
-------------------------------------------------------------------------------------
Aerospace -- 0.3%
 1,500,000      B*      BE Aerospace Inc., Sr. Sub. Notes,
                          9.500% due 11/1/08+..........................   $ 1,593,750
-------------------------------------------------------------------------------------
Airlines -- 1.6%
 6,375,000      BB      Airplanes-Pass Through Trust, Corporate
                          Collateralized Mortgage Obligation,
                          10.875% due 3/15/19..........................     6,454,687
 1,215,000      BB-     Continental Airlines, Notes,
                          8.000% due 12/15/05..........................     1,210,444
-------------------------------------------------------------------------------------
                                                                            7,665,131
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Auto Parts -- 0.5%
 4,500,000      B-      Breed Technologies Inc., Sr. Sub. Notes,
                          9.250% due 4/15/08+..........................     2,295,000
-------------------------------------------------------------------------------------
Automobile Aftermarket -- 0.7%
 3,230,000      B1*     Exide Corp., Sr. Notes, 10.000% due 4/15/05....     3,205,775
-------------------------------------------------------------------------------------
Broadcasting -- 3.3%
   525,000      B-      Capstar Broadcasting Corp., Sr. Discount Notes,
                          step bond to yield 11.002% due 2/1/09........       444,281
 6,775,000      B       Chancellor Media Corp., Sr. Sub. Notes,
                          9.000% due 10/1/08...........................     7,317,000
                        Citadel Broadcasting Co., Sr. Sub. Notes:
   790,000      B-        10.250% due 7/1/07...........................       869,000
 1,565,000      B-        9.250% due 11/15/08+.........................     1,672,594
 1,535,000      B-      Emmis Communications Corp., Sr. Sub. Notes,
                          8.125% due 3/15/09+..........................     1,538,838
 2,185,000      CCC+    Telemundo Holdings Inc., Sr. Discount Notes,
                          step bond to yield 11.360% due 8/15/08.......    1,283,688
                        TV Azteca SA, Guaranteed Sr. Notes:
 2,085,000      B+        Series A, 10.125% due 2/15/04................     1,730,550
   550,000      B+        Series B, 10.500% due 2/15/07................       445,500
-------------------------------------------------------------------------------------
                                                                           15,301,451
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


6                      See Notes to Financial Statements.

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

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SCHEDULE OF INVESTMENTS
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February 28, 1999 (continued)

   Face
 Amount++       Rating(a)                   Security                            Value
=====================================================================================
Building Materials Chain -- 0.5%
                        Building Materials Corp., Sr. Notes:
   500,000      BB        7.750% due 7/15/05...........................     $ 495,000
 1,570,000      BB        8.000% due 12/1/08+..........................     1,575,887
   500,000      BB        Step bond to yield 10.015% due 7/1/04........       515,000
-------------------------------------------------------------------------------------
                                                                            2,585,887
-------------------------------------------------------------------------------------
Building Products -- 0.8%
 1,150,000      B       Amatek Industries, Sr. Sub. Notes,
                          12.000% due 2/15/08+.........................     1,096,812
                        Nortek Inc., Sr. Notes:
   500,000      B+        9.250% due 3/15/07...........................       519,375
 1,750,000      B+        9.125% due 9/1/07............................     1,820,000
   500,000      B+        8.875% due 8/1/08............................       513,750
-------------------------------------------------------------------------------------
                                                                            3,949,937
-------------------------------------------------------------------------------------
Cable Television -- 12.1%
 2,300,000      BB-     Century Communications Corp., Sr. Notes,
                          8.750% due 10/1/07...........................     2,581,750
 3,925,000      B-      Comcast UKCable, Debentures, step bond to
                          yield 11.574% due 11/15/07...................     3,463,812
                        CSC Holdings Inc., Sr. Sub. Debentures:
 7,560,000      BB-       9.875% due 2/15/13...........................     8,410,500
 3,250,000      BB-       10.500% due 5/15/16..........................     3,965,000
   660,000      BB+       7.875% due 2/15/18...........................       685,575
 1,100,000      BB-       9.875% due 4/1/23............................     1,236,125
                        NTL Inc., Sr. Notes:
 3,525,000      B-        11.500% due 10/1/08+.........................     3,948,000
   795,000      B-        Step bond to yield 12.040% due 10/1/08+......       545,569
                        Rogers Cablesystems, Inc.:
 2,275,000      BB+       Sr. Notes, Series B, 10.000% due 3/15/05.....     2,610,562
 2,575,000      BB+       Sr. Sub. Debentures, 10.000% due 12/1/07.....     2,932,281
 6,475,000      BB-       Sr. Sub. Debentures, 11.000% due 12/1/15.....     7,656,687
 1,250,000      BB-     Rogers Communications, Sr. Notes,
                          9.125% due 1/15/06...........................     1,309,375
 2,350,000      B+      Telewest Communications PLC, Sr. Notes,
                          11.250% due 11/1/08+.........................     2,778,875


                       See Notes to Financial Statements.                      7

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

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SCHEDULE OF INVESTMENTS
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February 28, 1999 (continued)

   Face
 Amount++       Rating(a)                   Security                            Value
=====================================================================================
Cable Television -- 12.1% (continued)
21,870,000      B       United International Holdings Inc.,
                          Sr. Discount Notes, step bond to yield
                          11.047% due 2/15/08..........................   $14,270,175
-------------------------------------------------------------------------------------
                                                                           56,394,286
-------------------------------------------------------------------------------------
Casinos/Gambling -- 2.9%
 2,405,000      BB+     Harrahs Operating Co. Inc., Company
                          Guaranteed, 7.875% due 12/15/05..............     2,405,000
 2,200,000      B       Harvey Casinos Resorts, Sr. Sub. Notes,
                          10.625% due 6/1/06...........................     2,332,000
 2,075,000      B       Hollywood Park Inc., Sr. Sub. Notes,
                          9.250% due 2/15/07+..........................     2,072,406
 3,025,000      NR      Mohegan Tribal Gaming Authority,
                          Sr. Secured Notes, 13.500% due 11/15/02......     3,667,813
 2,000,000      BB+     Park Place Entertainment, Sr. Sub. Notes,
                          7.875% due 12/15/05+.........................     1,965,000
                        Station Casinos, Sr. Sub. Notes:
   505,000      B+        10.125% due 3/15/06..........................       532,775
   400,000      B+        8.875% due 12/1/08+..........................       408,000
-------------------------------------------------------------------------------------
                                                                           13,382,994
-------------------------------------------------------------------------------------
Chemicals-Major -- 0.1%
    80,000      NR      Huntsman Corp., Sr. Sub. Notes,
                          9.500% due 7/1/07+...........................       689,350
-------------------------------------------------------------------------------------
Construction/AG Equipment/Trucks -- 0.3%
 1,490,000      B       Columbus McKinnon Corp., Sr. Sub. Notes,
                          8.500% due 4/1/08............................     1,452,750
-------------------------------------------------------------------------------------
Containers/Packaging -- 1.2%
   200,000      B       AEP Industries Inc., Sr. Sub. Notes,
                          9.875% due 11/15/07..........................       200,500
 1,850,000      B       Huntsman Packaging Corp., Sr. Notes,
                          9.125% due 10/1/07...........................     1,875,438
 3,000,000DEM   B       Impress Metal Packaging Holdings,
                          Sr. Sub. Notes, 9.875% due 5/29/07...........     1,869,001


8                      See Notes to Financial Statements.

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

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SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 1999 (continued)

   Face
 Amount++       Rating(a)                   Security                            Value
=====================================================================================
Containers/Packaging -- 1.2% (continued)
 1,555,000      B-      Tekni-Plex Inc., Company Guaranteed,
                          9.250% due 3/1/08............................   $ 1,609,425
-------------------------------------------------------------------------------------
                                                                            5,554,364
-------------------------------------------------------------------------------------
Department Stores -- 0.4%
 1,725,000      BB      DR Structured Finance, Pass Through Certificates,
                          8.375% due 8/15/15...........................     1,705,301
-------------------------------------------------------------------------------------
Diversified Commercial Services -- 1.5%
 2,225,000      BB-     Clisa SA, Guaranteed Sr. Notes,
                          11.625% due 6/1/04+..........................     1,390,625
 2,900,000      B-      Intertek Finance PLC, Sr. Sub. Notes, Series B,
                          10.250% due 11/1/06..........................     2,700,625
 3,250,000      B-      Outsourcing Solutions Inc., Sr. Sub. Notes,
                          11.000% due 11/1/06..........................     3,201,250
-------------------------------------------------------------------------------------
                                                                            7,292,500
-------------------------------------------------------------------------------------
Diversified Financial Services -- 0.5%
                        Amresco Inc., Sr. Sub. Notes, Series A:
 1,500,000      CCC+      10.000% due 3/15/04..........................     1,215,000
 1,275,000      CCC+      9.875% due 3/15/05...........................     1,032,750
-------------------------------------------------------------------------------------
                                                                            2,247,750
-------------------------------------------------------------------------------------
Diversified Manufacturing -- 1.0%
   600,000      B-      Eagle-Picher Industries Inc., Sr. Sub. Notes,
                          9.375% due 3/1/08............................       580,500
 4,650,000      B       Outboard Marine Corp., Sr. Notes,
                          10.750% due 6/1/08+..........................     3,946,687
-------------------------------------------------------------------------------------
                                                                            4,527,187
-------------------------------------------------------------------------------------
Drugs-Generic -- 1.2%
 5,600,000      BB      ICN Pharmaceuticals Inc., Sr. Notes,
                          9.250% due 8/15/05...........................     5,656,000
-------------------------------------------------------------------------------------
Electric Utilities -- 0.5%
 2,285,000      BB      CMS Energy, Sr. Notes,
                          7.500% due 1/15/09...........................     2,285,000
-------------------------------------------------------------------------------------


                       See Notes to Financial Statements.                      9

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

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SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 1999 (continued)

   Face
 Amount++       Rating(a)                   Security                            Value
=====================================================================================
Electronic Data Processing -- 3.8%
                        Unisys Corp., Sr. Notes:
 6,200,000      BB-       12.000% due 4/15/03..........................   $ 6,913,000
 9,175,000      BB-       11.750% due 10/15/04.........................    10,631,531
-------------------------------------------------------------------------------------
                                                                           17,544,531
-------------------------------------------------------------------------------------
Electronics - Computers -- 1.6%
 1,995,000      B+      Celestica International Inc., Sr. Sub. Notes,
                          10.500% due 12/31/06.........................     2,189,512
 5,650,000      B-      Viasystems Inc., Sr. Sub. Notes,
                          9.750% due 6/1/07............................     5,226,250
-------------------------------------------------------------------------------------
                                                                            7,415,762
-------------------------------------------------------------------------------------
Engineering & Construction -- 1.6%
 2,260,000      B       Group Maintenance America Corp., Sr. Sub.
                          Notes, 9.750% due 1/15/09....................     2,322,150
 1,005,000      B+      Integrated Electrical Services, Sr. Sub. Notes,
                          9.375% due 2/1/09+...........................     1,022,587
 3,760,000      B       Metromedia Fiber Network, Sr. Notes,
                          10.000% due 11/15/08+........................     3,948,000
-------------------------------------------------------------------------------------
                                                                            7,292,737
-------------------------------------------------------------------------------------
Environmental Services -- 0.3%
 1,605,000      BB      Allied Waste North America Inc., Sr. Notes,
                          7.875% due 1/1/09+...........................     1,625,063
-------------------------------------------------------------------------------------
Food Distributors -- 2.4%
 3,900,000      B-      Carrols Corp., Sr. Sub. Notes,
                          9.500% due 12/1/08+..........................     3,978,000
 4,625,000      B       Imperial Holly Corp., Sr. Sub. Notes,
                          9.750% due 12/15/07..........................     4,694,375
 2,600,000      B       SC International Services Inc., Sr. Sub. Notes,
                          9.250% due 9/1/07............................     2,632,500
-------------------------------------------------------------------------------------
                                                                           11,304,875
-------------------------------------------------------------------------------------
Foods-Specialty/Candy -- 0.5%
 2,675,000      B-      B&G Foods Inc., Sr. Sub. Notes,
                          9.625% due 8/1/07............................     2,581,375
-------------------------------------------------------------------------------------


10                     See Notes to Financial Statements.

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

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SCHEDULE OF INVESTMENTS
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February 28, 1999 (continued)

   Face
 Amount++       Rating(a)                   Security                            Value
=====================================================================================
Forest Products -- 0.6%
 2,600,000      B       Ainsworth Lumber, Sr. Notes,
                          12.500% due 7/15/07..........................   $ 2,593,500
-------------------------------------------------------------------------------------
Homebuilding -- 0.3%
 1,200,000      BB      DR Horton Inc., Company Guaranteed,
                          8.000% due 2/1/09............................     1,195,500
-------------------------------------------------------------------------------------
Hospital/Nursing Management -- 5.1%
                        Columbia/HCA Healthcare Corp., Notes:
 1,690,000      BB+       7.000% due 7/1/07............................     1,554,800
   500,000      BB+       7.250% due 5/20/08...........................       464,375
   750,000      BB+       8.700% due 2/10/10...........................       761,250
 1,000,000      BB+       6.630% due 7/15/45...........................       962,500
 2,775,000      B+      Fresenius Medical Capital Trust, Notes,
                          7.875% due 2/1/08............................     2,775,000
                        Integrated Health Services Inc., Sr. Sub. Notes:
 2,575,000      CCC       9.500% due 9/15/07...........................     1,957,000
   915,000      CCC       9.250% due 1/15/08...........................       695,400
12,000,000      B-      Magellan Health Services Inc., Sr. Sub. Notes,
                          9.000% due 2/15/08...........................    10,380,000
 4,500,000      CCC     Mariner Post-Acute Network, Sr. Sub. Notes,
                          9.500% due 11/1/07...........................     2,497,500
                        Sun Healthcare Group Inc., Sr. Sub. Notes:
 3,250,000      CCC       9.500% due 7/1/07............................       877,500
 2,775,000      CCC       9.375% due 5/1/08+...........................       749,250
-------------------------------------------------------------------------------------
                                                                           23,674,575
-------------------------------------------------------------------------------------
Hotels/Resorts -- 2.4%
 3,250,000      B-      Courtyard By Marriott, Sr. Secured Notes,
                          10.750% due 2/1/08...........................     3,347,500
                        HMH Properties:
   930,000      BB        Company Guaranteed, 7.875% due 8/1/05........       902,100
 2,420,000      BB        Sr. Notes, 7.875% due 8/1/08.................     2,323,200
 3,705,000      BB        Sr. Notes, 8.450% due 12/1/08................     3,677,212
   760,000      B+      Intrawest Corp., Sr. Notes,
                          9.750% due 8/15/08...........................       774,250
-------------------------------------------------------------------------------------
                                                                           11,024,262
-------------------------------------------------------------------------------------


                       See Notes to Financial Statements.                     11

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

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SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 1999 (continued)

   Face
 Amount++       Rating(a)                   Security                            Value
=====================================================================================
Insurance-Multi-Line -- 1.1%
 3,225,000      BB+     SIG Capital Trust, Guaranteed Notes,
                          9.500% due 8/15/27...........................   $ 2,668,688
 2,500,000      BB-     Veritas Capital Trust, Guaranteed Notes,
                          10.000% due 1/1/28...........................     2,271,875
-------------------------------------------------------------------------------------
                                                                            4,940,563
-------------------------------------------------------------------------------------
Internet Services -- 3.0%
                        PSINet Inc., Sr. Notes:
 3,725,000      B-        10.000% due 2/15/05..........................     3,874,000
 2,605,000      B-        11.500% due 11/1/08+.........................     2,917,600
 4,050,000      NR      Splitrock Services Inc., 11.750% due 7/15/08...     3,715,875
 1,685,000      B-      Verio Inc., Sr. Notes, 11.250% due 12/1/08+....     1,819,800
 2,900,000      NR      WAM!Net Inc., step bond to yield
                          13.299% due 3/1/05 ..........................     1,446,375
-------------------------------------------------------------------------------------
                                                                           13,773,650
-------------------------------------------------------------------------------------
Leisure/Movies/Entertainment -- 1.6%
 3,590,000      B       Regal Cinemas Inc., Sr. Sub. Notes,
                          9.500% due 6/1/08............................     3,590,000
 4,000,000      B-      SFX Entertainment Inc., Sr. Sub. Notes,
                          9.125% due 2/1/08............................     4,050,000
-------------------------------------------------------------------------------------
                                                                            7,640,000
-------------------------------------------------------------------------------------
Machinery-Industrial/Components -- 0.5%
 1,892,000      B-      Alvey Systems Inc., Sr. Sub. Notes,
                          11.375% due 1/31/03..........................     1,922,745
   550,000      B+      Westinghouse Air, Sr. Notes,
                          9.375% due 6/15/05+..........................       572,000
-------------------------------------------------------------------------------------
                                                                            2,494,745
-------------------------------------------------------------------------------------
Media Conglomerates -- 0.8%
 2,400,000GBP   B      Polestar Corp. PLC, Sr. Notes,
                          10.500% due 5/30/08..........................     3,806,350
-------------------------------------------------------------------------------------
Metal Fabrications -- 0.6%
 2,650,000      B+     Park-Ohio Industries, Sr. Sub. Notes,
                          9.250% due 12/1/07 ..........................     2,742,750
-------------------------------------------------------------------------------------


12                     See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 1999 (continued)

   Face
 Amount++       Rating(a)                   Security                            Value
=====================================================================================
Metals/Minerals-Other -- 0.4%
 2,425,000      B-      Haynes International Inc., Sr. Notes,
                          11.625% due 9/1/04...........................   $ 2,058,219
-------------------------------------------------------------------------------------
Multi-Sector Companies -- 0.4%
 2,045,000      B-      Triarc Consumer Beverage, Sr. Sub. Notes,
                          10.250% due 2/15/09+.........................     2,009,212
-------------------------------------------------------------------------------------
Office Equipment Supplies -- 0.4%
 1,800,000      B-      Axiohm Transaction Solutions Inc., Sr. Sub. Notes,
                          9.750% due 10/1/07...........................     1,665,000
-------------------------------------------------------------------------------------
Oil & Gas Production -- 2.9%
 2,125,000      B       Canadian Forest Oil Ltd., Sr. Sub. Notes,
                          8.750% due 9/15/07...........................     1,891,250
 4,350,000      B+      Clark USA Inc., Sr. Notes,
                          10.875% due 12/1/05..........................     3,909,562
                        Ocean Energy Inc.:
 2,750,000      BB-       Sr. Sub. Debentures, 9.750% due 10/1/06......     2,822,188
 2,625,000      BB-       Sr. Sub. Notes, 10.375% due 10/15/05.........     2,736,563
 2,150,000      B-      Stone Energy Corp., Sr. Sub. Notes,
                          8.750% due 9/15/07...........................     2,098,938
-------------------------------------------------------------------------------------
                                                                           13,458,501
-------------------------------------------------------------------------------------
Oilfield Services/Equipment -- 0.6%
 2,150,000      B+      ICO Inc., Sr. Notes, 10.375% due 6/1/07........     1,652,813
   900,000      BB+     J. Ray McDermott SA, Sr. Sub. Notes,
                          9.375% due 7/15/06...........................     1,022,625
-------------------------------------------------------------------------------------
                                                                            2,675,438
-------------------------------------------------------------------------------------
Package Goods/Services -- 0.6%
 3,225,000      B-      Revlon Consumer Products, Sr. Sub. Notes,
                          8.625% due 2/1/08............................     2,870,250
-------------------------------------------------------------------------------------
Paper -- 1.4%
 2,500,000      BB      Malette Inc., Sr. Secured Notes,
                          12.250% due 7/15/04..........................     2,709,375


                       See Notes to Financial Statements.                     13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 1999 (continued)

   Face
 Amount++       Rating(a)                   Security                            Value
=====================================================================================
Paper -- 1.4% (continued)
                        Riverwood International, Company Guaranteed:
 1,110,000      B-        10.625% due 8/1/07...........................    $1,139,138
   625,000      CCC+      10.875% due 4/1/08...........................       580,469
 1,890,000      B+      S.D. Warren Co., Sr. Sub. Notes,
                          12.000% due 12/15/04.........................     2,053,013
-------------------------------------------------------------------------------------
                                                                            6,481,995
-------------------------------------------------------------------------------------
Photographic Products -- 0.5%
 2,255,000      BB-     Polaroid Corp., Sr. Notes,
                          11.500% due 2/15/06..........................     2,291,644
-------------------------------------------------------------------------------------
Printing/Forms -- 0.7%
 1,100,000      B+      Mail-Well Corp., Sr. Sub. Notes,
                          8.750% due 12/15/08+.........................     1,127,500
 2,105,000      BB-     World Color Press Inc., Sr. Sub. Notes,
                          7.750% due 2/15/09+..........................     2,073,425
-------------------------------------------------------------------------------------
                                                                            3,200,925
-------------------------------------------------------------------------------------
Real Estate Investment Trusts -- 0.7%
 2,250,000      NR      Ocwen Asset Investment, Sr. Notes,
                          11.500% due 7/1/05+..........................     1,822,500
 1,250,000      BB+     Trizec Finance Ltd., Sr. Notes,
                          10.875% due 10/15/05.........................     1,373,438
-------------------------------------------------------------------------------------
                                                                            3,195,938
-------------------------------------------------------------------------------------
Rental/Leasing Companies -- 0.8%
 1,015,000      B       Nationsrent Inc., Company Guaranteed,
                          10.375% due 12/15/08.........................     1,067,019
 2,415,000      BB-     United Rentals Inc., Sr. Sub. Notes,
                          9.250% due 1/15/09+..........................     2,508,581
-------------------------------------------------------------------------------------
                                                                            3,575,600
-------------------------------------------------------------------------------------
Retail-Other Specialty Stores -- 0.7%
 3,100,000      B-      Advance Stores Co., Inc., Sr. Sub. Notes,
                          10.250% due 4/15/08+.........................     3,185,250
-------------------------------------------------------------------------------------


14                     See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 1999 (continued)

   Face
 Amount++       Rating(a)                   Security                            Value
=====================================================================================
Savings & Loan Associations -- 0.9%
 3,200,000      B-      Ocwen Capital Trust, Guaranteed Notes,
                          10.875% due 8/1/27...........................  $  2,512,000
 2,100,000      BB-     Ocwen Financial Corp., Notes,
                          11.875% due 10/1/03..........................     1,900,500
-------------------------------------------------------------------------------------
                                                                            4,412,500
-------------------------------------------------------------------------------------
Semiconductors -- 0.9%
 4,260,000      B       Fairchild Semiconductor Inc., Sr. Sub. Notes,
                          10.125% due 3/15/07..........................     4,228,050
-------------------------------------------------------------------------------------
Steel/Iron Ore -- 0.8%
 1,860,000      B       Algoma Steel Inc., First Mortgage,
                          12.375% due 7/15/05..........................     1,769,325
 1,940,000      B       WHX Corp., Sr. Notes, 10.500% due 4/15/05......     1,847,850
-------------------------------------------------------------------------------------
                                                                            3,617,175
-------------------------------------------------------------------------------------
Telecommunications-Other -- 15.5%
                        Colt Telecommunications Group PLC, Sr. Notes:
   660,000DEM   B          8.875% due 11/30/07.........................       388,954
   800,000GBP   B          10.125% due 11/30/07........................     1,384,127
 6,920,000DEM   B          7.625% due 7/31/08..........................     4,000,448
 8,250,000      NR      E. Spire Communications, Sr. Discount Notes,
                          step bond to yield 11.032% due 7/1/08........     3,135,000
                        Esprit Telecom Group PLC, Sr. Notes:
 2,300,000      B-        11.500% due 12/15/07.........................     2,458,125
 2,000,000DEM   B-        11.500% due 12/15/07.........................     1,195,487
 1,300,000      B-        10.875% due 6/15/08..........................     1,366,625
 4,615,000      NR      Facilicom International Inc., Sr. Notes,
                          10.500% due 1/15/08..........................     3,593,931
                        Hermes Europe Railtel Inc., Sr. Notes:
 3,900,000      B         11.500% due 8/15/07..........................     4,231,500
 1,225,000      B         10.375% due 1/15/09+.........................     1,295,438
                        Impsat Corp:
   950,000      BB-       Company Guaranteed, 12.125% due 7/15/03......       764,750
 1,200,000      B+        Sr. Notes, 12.375% due 6/15/08...............       976,500
                        Intermedia Communications Co.:
 5,975,000      B         Sr. Discount Notes, step bond to yield
                            11.945% due 5/15/06........................     4,899,500


                       See Notes to Financial Statements.                     15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 1999 (continued)

   Face
 Amount++       Rating(a)                   Security                            Value
=====================================================================================
Telecommunications-Other -- 15.5% (continued)
 1,000,000      B         Sr. Notes, 9.500% due 3/1/09+................    $  995,000
 1,050,000      B       Level 3 Communications Inc., Sr. Notes,
                          9.125% due 5/1/08............................     1,023,750
                        Metronet Communications Inc.:
11,400,000      B         Sr. Discount Notes, step bond to yield
                            10.036% due 6/15/08........................     7,866,000
 5,475,000      B         Sr. Notes, 12.000% due 8/15/07...............     6,186,750
 1,785,000      B         Sr. Notes, 10.625% due 11/1/08+..............     2,003,663
 5,010,000      B       Nextlink Communications, Sr. Notes,
                          12.500% due 4/15/06..........................     5,473,425
 2,800,000      B3*     Pagemart Nationwide, Sr. Discount Notes,
                          step bond to yield 13.297% due 2/1/05........     2,376,500
 6,550,000      NR      Pagemart Wireless Inc., Sr. Discount Notes,
                          step bond to yield 11.250% due 2/1/08........     2,652,750
 5,025,000      B-      Primus Telecommunications Group, Sr. Notes,
                          11.750% due 8/1/04...........................     5,144,344
                          RCN Corp.:
 3,600,000      B3*       Sr. Discount Notes, step bond to yield
                            11.147% due 10/15/07.......................     2,115,000
 1,850,000      B3*       Sr. Notes, 10.000% due 10/15/07..............     1,780,625
 2,600,000      NR      Versatel Telecommunications,
                          13.250% due 5/15/08+.........................     2,765,750
 2,135,000      NR      Viatel Inc., Sr. Notes, 11.250% due 4/15/08....     2,199,050
-------------------------------------------------------------------------------------
                                                                           72,272,992
-------------------------------------------------------------------------------------
Telephone-Cellular -- 7.8%
 2,040,000      CCC+    Centennial Cellular, Sr. Sub. Notes,
                          10.750% due 12/15/08+........................     2,193,000
 6,185,000      B3*     Clearnet Communications Inc., Sr. Discount Notes,
                          step bond to yield 12.367% due 12/15/05......     5,512,381
                        Dolphin Telecom PLC, Sr. Discount Notes:
 4,525,000ECU   B-        Step bond to yield 11.010% due 6/1/08+            1,937,348
 5,100,000      B-        Step bond to yield 11.410% due 6/1/08+.......     2,263,125
 6,815,000      CCC+    Iridium LLC Capital Corp., Guaranteed Notes,
                          14.000% due 7/15/05..........................     5,622,375


16                     See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 1999 (continued)

   Face
 Amount++       Rating(a)                   Security                            Value
=====================================================================================
Telephone-Cellular -- 7.8%  (continued)
 8,375,000      B-      Millicom International Cellular SA,
                          Sr. Discount Notes, step bond to yield
                          13.486% due 6/1/06...........................   $ 6,009,062
                        Nextel Communications, Sr. Discount Notes:
 2,310,000      CCC+      Step bond to yield 10.945% due 9/15/07.......     1,570,800
 1,960,000      CCC+      Step bond to yield 10.659% due 2/15/08.......     1,254,400
 4,525,000      B+      Orange PLC, Sr. Notes, 8.000% due 8/1/08.......     4,660,750
                        Telesystems International Wireless Inc.,
                          Sr. Discount Notes:
 9,575,000      CCC+        Step bond to yield 12.395% due 6/30/07.....     4,368,594
 2,500,000      CCC+        Step bond to yield 11.152% due 11/1/07.....       959,375
-------------------------------------------------------------------------------------
                                                                           36,351,210
-------------------------------------------------------------------------------------
Textiles -- 0.4%
 4,400,000DEM   B       Texon International, Sr. Notes,
                          10.000% due 2/1/08...........................     2,173,205
-------------------------------------------------------------------------------------
Transportation-Marine -- 1.3%
 1,000,000      B+      American Reefer Co., Ltd., First Mortgage,
                          10.250% due 3/1/08...........................       598,750
 1,255,000      B-      Oglebay Norton Co., Sr. Sub. Notes,
                          10.000% due 2/1/09...........................     1,222,056
 1,730,000      BB-     Sea Containers Ltd., Sr. Sub. Debentures,
                          12.500% due 12/1/04..........................     1,892,188
 2,300,000      B+      Stena Line AB, Sr. Notes,
                          10.625% due 6/1/08...........................     1,952,125
 1,425,000      CCC+    TBS Shipping International Ltd., First Mortgage,
                          10.000% due 5/1/05...........................       541,500
-------------------------------------------------------------------------------------
                                                                            6,206,619
-------------------------------------------------------------------------------------
Unregulated Power Generation -- 2.9%
                        AES Corp., Sr. Sub. Notes:
 1,340,000      B+        10.250% due 7/15/06..........................     1,433,800
 6,660,000      B+        8.500% due 11/1/07...........................     6,693,300
                        Calpine Corp., Sr. Notes:
 3,550,000      BB        10.500% due 5/15/06..........................     3,905,000
   860,000      BB        8.750% due 7/15/07...........................       894,400


                       See Notes to Financial Statements.                     17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 1999 (continued)

   Face
 Amount++       Rating(a)                   Security                            Value
=====================================================================================
Unregulated Power Generation -- 2.9% (continued)
   509,807      BBB-    Midland Cogeneration Venture Limited
                          Partnership, Midland Funding, Sr. Secured
                          Lease Obligation Bond, Series C,
                          10.330% due 7/23/02..........................   $   543,582
-------------------------------------------------------------------------------------
                                                                           13,470,082
-------------------------------------------------------------------------------------
Wholesale Distributors -- 0.6%
                        Fisher Scientific International Inc., Sr. Sub. Notes:
   675,000      B-        9.000% due 2/1/08............................       685,969
 1,940,000      B-        9.000% due 2/1/08+...........................     1,971,525
-------------------------------------------------------------------------------------
                                                                            2,657,494
-------------------------------------------------------------------------------------
                        TOTAL CORPORATE BONDS AND NOTES
                        (Cost -- $475,218,829).........................   451,491,950
=====================================================================================

 Shares                                    Security                            Value
=====================================================================================
-------------------------------------------------------------------------------------
COMMON STOCK - 0.0%
-------------------------------------------------------------------------------------
Telecommunications -- 0.0%
    12,250              Pagemart Nationwide Inc.+ (Cost -- $0).........        85,750
=====================================================================================

-------------------------------------------------------------------------------------
PREFERRED STOCK - 1.0%
-------------------------------------------------------------------------------------
Broadcasting -- 0.5%
    17,653              Capstar Broadcasting, Series E,
                          Exchangeable 12.625%, Payment-in-kind........     2,153,560
-------------------------------------------------------------------------------------
Electronics - Computers -- 0.1%
    45,047              Viasystems Inc., Series B, Payment-in-kind.....       630,651
-------------------------------------------------------------------------------------
Savings & Loan Associations -- 0.4%
    63,850              California Federal Preferred Capital Corp.,
                          Series A, Exchangeable 9.125%................     1,684,044
-------------------------------------------------------------------------------------
                        TOTAL PREFERRED STOCK
                        (Cost -- $4,555,492)...........................     4,468,255
=====================================================================================


18                     See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 1999 (continued)

 Shares                                    Security                            Value
=====================================================================================
-------------------------------------------------------------------------------------
WARRANTS # - 0.9%
-------------------------------------------------------------------------------------
Broadcasting -- 0.0%
     8,625              UIH Australia Inc., Expire 5/15/06.............    $    8,625
-------------------------------------------------------------------------------------
Cable Television -- 0.0%
     3,375              Wireless One Inc., Expire 10/19/00.............           844
-------------------------------------------------------------------------------------
Internet Services -- 0.0%
     4,050              Splitrock Service, Expire 7/15/08..............        60,750
     8,700              WAM!Net Inc., Expire 3/1/05....................        69,600
-------------------------------------------------------------------------------------
                                                                              130,350
-------------------------------------------------------------------------------------
Paper -- 0.0%
     4,800              SD Warren Co., Expire 12/15/06.................        84,480
-------------------------------------------------------------------------------------
Telecommunications-Other -- 0.7%
     3,650              Allegiance Telecom Inc., Expire 2/3/08.........        40,150
     5,000              Colt Telecom, Expire 12/31/06..................     2,500,000
    60,500              Metronet Communications, Expire 8/15/07........       211,750
     3,900              Nextel Communications, Expire 4/25/99..........            39
    24,840              Pagemart Inc., Expire 12/31/03+................       124,200
     4,475              Primus Telecommunications Group,
                          Expire 8/1/04................................        38,038
     4,125              RSL Communications Ltd., Expire 11/15/06.......       160,875
     2,600              Versatel Telecommunications, Expire 5/15/08....       104,000
-------------------------------------------------------------------------------------
                                                                            3,179,052
-------------------------------------------------------------------------------------
Telephone-Cellular -- 0.2%
    32,175              Clearnet Communications Inc., Expire 9/15/05...       128,700
     4,725              Globalstart Telecommunications,
                          Expire 2/15/04...............................       259,875
     4,125              Iridium World Communications Ltd.,
                          Expire 7/15/05...............................       573,293
-------------------------------------------------------------------------------------
                                                                              961,868
-------------------------------------------------------------------------------------
                        TOTAL WARRANTS
                        (Cost -- $1,645,228)...........................     4,365,219
=====================================================================================


                       See Notes to Financial Statements.                     19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 1999 (continued)

  Face
 Amount                                    Security                            Value
=====================================================================================
-------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 1.3%
-------------------------------------------------------------------------------------
$5,912,000              Morgan Stanley Dean Witter & Co., 4.730%
                        due 3/1/99; Proceeds at maturity -- $5,914,330;
                        (Fully collateralized by U.S. Treasury Notes
                        and Bonds, 5.500% to 14.000% due 4/30/99 to
                        2/15/26; Market value -- $6,009,216)
                        (Cost -- $5,912,000)...........................   $ 5,912,000
=====================================================================================
                        TOTAL INVESTMENTS -- 100%
                        (Cost -- $487,331,549** )......................  $466,323,174
=====================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except that those identified by an asterisk(*) are rated by Moody's Investors Service Inc.
+ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
++    Face amount denominated in U.S. dollars unless otherwise indicated.
#     Non-income producing securities.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      Currency Abbreviations:
      DEM -- German Mark
      GBP -- British Pound
      ECU -- European Currency Unit

      See page 22 for definition of ratings.


20                     See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SUMMARY OF BONDS BY COMBINED RATINGS
--------------------------------------------------------------------------------

February 28, 1999 (unaudited)

--------------------------------------------------------------------------------

                                                                  % of
                                                             Total Corporate
 Moody's             and/or         Standard & Poor's        Bonds and Notes
--------------------------------------------------------------------------------
   Baa                                   BBB                       0.1%
   Ba                                    BB                       26.5
    B                                     B                       61.6
   Caa                                   CCC                       6.1
   NR                                    NR                        5.7
                                                                 -----
                                                                 100.0%
                                                                 =====

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOND RATINGS (UNAUDITED)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "BBB" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection para meters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, --    Bonds rated "BB", "B", "CCC","CC" and "C" are regarded, on
CC and C          balance, as pre-dominantly specula tive with respect to
                  capacity to pay interest and repay prin cipal in accordance with the terms of the obligation. "BB" represents the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncer tainties or major risk exposures to adverse conditions.

Moody's Investors Service Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Baa" to "Ca," where 1 is the highest and 3 the lowest ranking within its generic category.

Baa -- Bonds rated "Baa" are considered to be medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba --             Bonds rated "Ba" are judged to have speculative elements;
                  their future cannot be con sidered as well assured. Often the protection of interest and principal pay ments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position charac terizes bonds in this class.

B -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

Ca -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

NR -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

February 28, 1999

--------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost-- $487,331,549) .............      $ 466,323,174
   Cash ....................................................                 67
   Receivable for securities sold ..........................          1,747,168
   Receivable for open forward
     foreign currency contracts (Note 5) ...................            362,592
   Receivable for closed forward
     foreign currency contracts ............................             97,264
   Interest and dividends receivable .......................          9,018,070
-------------------------------------------------------------------------------
   Total Assets ............................................        477,548,335
===============================================================================
LIABILITIES:
   Dividends payable .......................................          1,203,193
   Payable for securities purchased ........................          1,046,681
   Investment advisory fees payable ........................            328,223
   Administration fees payable .............................             78,772
   Accrued expenses ........................................            260,055
-------------------------------------------------------------------------------
   Total Liabilities .......................................          2,916,924
-------------------------------------------------------------------------------
Total Net Assets ...........................................      $ 474,631,411
===============================================================================
NET ASSETS:
   Par value of capital shares .............................      $      44,236
   Capital paid in excess of par value .....................        526,857,719
   Overdistributed net investment income ...................           (755,015)
   Accumulated net realized loss from
     security transactions .................................        (30,851,535)
   Net unrealized depreciation on investments
     and foreign currencies ................................        (20,663,994)
-------------------------------------------------------------------------------
Total Net Assets
   (Equivalent to $10.73 per share on 44,236,103
   shares of $0.001 par value outstanding;
   500,000,000 shares authorized) ..........................      $ 474,631,411
===============================================================================


                       See Notes to Financial Statements.                     23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended February 28, 1999

-------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest ...................................................    $ 49,337,406
   Dividends ..................................................       1,425,513
-------------------------------------------------------------------------------
   Total Investment Income ....................................      50,762,919
-------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 2) ..........................       4,469,951
   Administration fees (Note 2) ...............................         993,322
   Shareholder communications .................................         161,753
   Audit and legal ............................................          51,030
   Directors' fees ............................................          37,551
   Registration fees ..........................................          36,899
   Shareholder and system servicing fees ......................          21,538
   Custody ....................................................          20,941
   Other ......................................................          17,481
-------------------------------------------------------------------------------
   Total Expenses .............................................       5,810,466
-------------------------------------------------------------------------------
Net Investment Income .........................................      44,952,453
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 5):
   Realized Loss From:
     Security transactions (excluding short-term securities) ..        (201,356)
     Foreign currency transactions ............................        (443,650)
-------------------------------------------------------------------------------
   Net Realized Loss ..........................................        (645,006)
-------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation)
   of Investments and Foreign Currencies:
     Beginning of year ........................................      28,656,035
     End of year ..............................................     (20,663,994)
-------------------------------------------------------------------------------
   Increase in Net Unrealized Depreciation ....................     (49,320,029)
-------------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies ................     (49,965,035)
-------------------------------------------------------------------------------
Decrease in Net Assets from Operations ........................    $ (5,012,582)
===============================================================================


24                     See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Years Ended February 28,

----------------------------------------------------------------------------------------
                                                                 1999             1998
========================================================================================
OPERATIONS:
   Net investment income ..............................   $  44,952,453    $  46,590,619
   Net realized gain (loss) ...........................        (645,006)       5,971,261
   (Increase) decrease in net unrealized depreciation .     (49,320,029)       6,857,586
----------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations ..      (5,012,582)      59,419,466
----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ..............................     (45,242,459)     (47,244,754)
----------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders ....................     (45,242,459)     (47,244,754)
----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
   Net asset value of shares issued for
     reinvestment of dividends ........................       2,326,095       16,479,649
----------------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions ..........................       2,326,095       16,479,649
----------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets .....................     (47,928,946)      28,654,361

NET ASSETS:
   Beginning of year ..................................     522,560,357      493,905,996
----------------------------------------------------------------------------------------
   End of year* .......................................   $ 474,631,411    $ 522,560,357
========================================================================================
*Includes overdistributed net investment income of: ...   $    (755,015)   $    (157,691)
========================================================================================


                       See Notes to Financial Statements.                     25

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      1. Significant Accounting Policies

      Managed High Income Portfolio Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

      The following are significant accounting policies consistently followed by the Fund: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an indepen dent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method;
(e) interest income, adjusted for accretion of original issue discount, is recorded on an accrual basis; (f) dividend income is recorded by the Fund on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substan tially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At February 28, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment; (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ; and (k) certain prior year numbers have been restated to reflect current year's presentation. Current net investment income, net realized gains, and net assets were not affected by this change.

      In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

      2. Investment Advisory Agreement, Administration Agreement and Other Transactions

      SSBC Fund Management Inc., ("SSBC"), formerly known as Mutual Management Corp., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.90% of the average daily net assets. This fee is calculated daily and paid monthly.

      SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

      All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

      3. Investments

      For the year ended February 28, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities but excluding short-term securities) were:

===============================================================================
Purchases                                                          $405,671,064
-------------------------------------------------------------------------------
Sales                                                               412,101,797
===============================================================================

      At February 28, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

===============================================================================
Gross unrealized appreciation                                      $ 15,526,543
Gross unrealized depreciation                                       (36,534,918)
-------------------------------------------------------------------------------
Net unrealized depreciation                                       $ (21,008,375)
===============================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      4. Repurchase Agreements

      The Fund purchases, and its custodian takes possession of, U.S. government securities from banks subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

      5. Forward Foreign Currency Contracts

      At February 28, 1999, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain on the contracts reflected in the accompanying financial statements were as follows:

                          Local          Market      Settlement      Unrealized
Foreign Currency        Currency          Value         Date            Gain
===============================================================================
To Sell:
German Mark            9,149,299      $5,136,446      3/3/99         $  362,592
===============================================================================

      6. Futures Contracts

      Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

      The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

      At February 28, 1999, the Fund had no open futures contracts.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      7. Options Contracts

      Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

      At February 28, 1999, the Fund had no open purchased call or put option contracts.

      When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

      The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

      During the year ended February 28, 1999, the Fund did not write any covered call or put options.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      8. Payment-in-Kind Securities

      The Fund may invest in payment-in-kind ("PIK") securities. PIK securities pay interest through the issuance of additional securities. PIK securities carry a risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment dates unless a portion of such securities are sold. If the issuer of a PIK security defaults, the Fund may obtain no return at all on its investment.

      9. Capital Loss Carryforward

      At February 28, 1999, the Fund had, for Federal income tax purposes, approximately $30,374,000 of loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on the last day in February of the year indicated:

                                 2003          2004         2005        2007
===============================================================================
Carryforward Amounts         $ 9,404,000   $18,115,000   $ 239,000   $2,616,000
===============================================================================

      10. Capital Shares

      Capital stock transactions were as follows:

                                     Year Ended                Year Ended
                                  February 28, 1999         February 28, 1998
                               --------------------       --------------------
                               Shares        Amount       Shares        Amount
================================================================================
Shares issued on reinvestment  221,114     $2,326,095    1,412,894  $16,479,649
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended February 28, except where noted:

-------------------------------------------------------------------------------------------------------
                                         1999          1998          1997            1996(1)       1995
=======================================================================================================
Net asset value,
  beginning of Year .............   $   11.87     $   11.59     $   11.36       $   10.88     $   12.39
-------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income .........        1.01          1.09          1.12            1.13          1.12
  Net realized and
    unrealized gain (loss) ......       (1.12)         0.28          0.21            0.65         (1.48)
-------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations ...............       (0.11)         1.37          1.33            1.78         (0.36)
-------------------------------------------------------------------------------------------------------
Offering costs credited (charged)
  to Paid-In Capital ............          --            --            --              --          0.00*
-------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income .........       (1.03)        (1.09)        (1.08)          (1.27)        (1.00)
  Net realized gains ............          --            --            --              --         (0.15)
  Capital .......................          --            --         (0.02)          (0.03)           --
-------------------------------------------------------------------------------------------------------
Total Distributions .............       (1.03)        (1.09)        (1.10)          (1.30)        (1.15)
-------------------------------------------------------------------------------------------------------
Net asset value,
  end of Year ...................   $   10.73     $   11.87     $   11.59       $   11.36     $   10.88
-------------------------------------------------------------------------------------------------------
Total Return,
  Based on Market Value (2) .....       (2.44)%       10.96%        15.37%          18.83%         0.14%
-------------------------------------------------------------------------------------------------------
Total Return,
  Based on Net Asset Value (2) ..       (0.72)%       12.43%        12.65%          17.80%        (2.18)%
-------------------------------------------------------------------------------------------------------
Net assets,
  end of Year (millions) ........   $     475     $     523     $     494       $     477     $     457
-------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses ......................        1.17%         1.18%         1.20%           1.24%         1.24%
  Net investment income .........        9.03          9.19          9.89            9.74          9.96
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate .........          84%           94%           61%             73%           62%
-------------------------------------------------------------------------------------------------------
Market value, End of Year .......   $  10.438     $  11.750     $  11.625       $  11.125     $  10.500
=======================================================================================================

(1)   For the year ended February 29, 1996.
(2) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
*     Amount represents less than $0.01.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS REPORT
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of the Managed High Income Portfolio:

--------------------------------------------------------------------------------
      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Managed High Income Portfolio Inc. as of February 28, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These finan cial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended February 28, 1995 were audited by other auditors whose report thereon, dated April 10, 1995, expressed an unqualified opinion of those financial highlights.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1999, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Managed High Income Portfolio Inc. as of February 28, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended, in conformity with generally accepted accounting principles.


                                    /s/ KPMG LLP

New York, New York
April 12, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
QUARTERLY RESULTS OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                               Net Increase
                                                                      Net Realized              (Decrease)
                                                                     and Unrealized            in Net Assets
                     Investment               Net Investment           Gain (Loss)                 From
                       Income                    Income              on Investments             Operations
                ------------------------------------------------------------------------------------------------
Quarter                        Per                       Per                      Per                       Per
 Ended            Total       Share        Total        Share        Total       Share        Total        Share
================================================================================================================
May 31,
  1996          $13,001,508   $ 0.31   $ 11,542,616   $ 0.27   $ (7,102,523)   $ (0.17)   $  4,440,093    $ 0.10
August 31,
  1996           13,247,484     0.31     11,804,210     0.29     (7,860,018)     (0.19)      3,944,192      0.10
November 30,
  1996           13,267,331     0.31     11,856,227     0.28     15,505,326       0.37      27,361,553      0.65
February 28,
  1997           13,188,573     0.31     11,798,385     0.28      8,827,165       0.20      20,625,550      0.48
May 31,
  1997           13,200,189     0.31     11,741,167     0.27     (5,289,541)     (0.12)      6,451,626      0.15
August 31,
  1997           13,358,455     0.31     11,846,555     0.28     12,682,793       0.29      24,529,348      0.57
November 30,
  1997           12,745,541     0.29     11,250,534     0.26      1,354,794       0.03      12,605,328      0.29
February 28,
  1998           13,288,741     0.30     11,752,363     0.27      4,080,801       0.09      15,833,164      0.36
May 31,
  1998           12,823,273     0.29     11,293,219     0.26     (2,829,443)     (0.06)      8,463,776      0.19
August 31,
  1998           13,413,896     0.30     11,864,494     0.27    (36,436,763)     (0.83)    (24,572,269)    (0.56)
November 30,
  1998           12,226,853     0.28     10,852,489     0.25       (336,494)     (0.01)     10,515,995      0.24
February 28,
  1999           12,298,897     0.28     10,942,251     0.25    (10,362,335)     (0.23)        579,916      0.01
================================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL DATA (UNAUDITED)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                                                      Dividend
                            NYSE         Net Asset     Dividend     Reinvestment
                       Closing Price      Value         Paid           Price
--------------------------------------------------------------------------------
March 31, 1996            $10.875        $11.18       $0.093          $10.79
April 30, 1996             10.750         11.20        0.093           10.74
May 31, 1996               10.625         11.18        0.093           10.56
June 30, 1996              10.625         11.07        0.091           10.71
July 31, 1996              10.875         10.98        0.091           10.97
August 31, 1996            11.000         11.01        0.091           11.01
September 30, 1996         11.125         11.27        0.091           11.13
October 31, 1996           11.125         11.21        0.091           11.19
November 30, 1996          11.250         11.38        0.091           11.16
December 31, 1996          11.250         11.46        0.091           11.27
January 31, 1997           11.625         11.50        0.091           11.48
February 28, 1997          11.625         11.59        0.091           11.62
March 31, 1997             11.375         11.29        0.091           11.35
April 30, 1997             11.500         11.26        0.091           11.22
May 31, 1997               11.625         11.47        0.091           11.45
June 30, 1997              11.750         11.62        0.091           11.65
July 31, 1997              12.000         11.84        0.091           11.69
August 31, 1997            11.875         11.77        0.091           11.76
September 30, 1997         12.000         11.94        0.091           11.90
October 31, 1997           11.750         11.82        0.091           11.78
November 30, 1997          12.125         11.78        0.091           11.76
December 31, 1997          12.313         11.82        0.091           11.80
January 31, 1998           12.500         11.89        0.091           11.82
February 28, 1998          11.750         11.87        0.091           11.87
March 31, 1998             11.563         11.90        0.086           11.62
April 30, 1998             11.375         11.84        0.086           11.51
May 31, 1998               11.438         11.81        0.086           11.53
June 30, 1998              11.625         11.74        0.086           11.55
July 31, 1998              11.438         11.76        0.086           11.50
August 31, 1998             9.750         10.99        0.086           10.58
September 30, 1998         11.000         10.83        0.086           10.73
October 31, 1998           10.688         10.42        0.086           10.34
November 30, 1998          10.750         10.97        0.086           10.79
December 31, 1998          10.250         10.85        0.084           10.34
January 29, 1999           10.250         10.94        0.084           10.26
February 28, 1999          10.438         10.73        0.084           10.40
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL SHAREHOLDER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      On June 11, 1998, the Annual Meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

            1. The election of Alessandro C. di Montezemolo and Heath B. Mclendon as Directors of the Fund for a three-year period; and

            2. Ratification of the selection of KPMG LLP as the independent auditors of the Fund for the current fiscal year.

      The results of the vote on Proposal 1 were as follows:

                                                Percentage                      Percentage
                               Shares Voted      of Shares      Shares Voted     of Shares
Name of Director*                   For            Voted           Against         Voted
==========================================================================================
Alessandro C. di Montezemolo   41,495,592.552      98.60%       582,513.591         1.40%
Heath B. Mclendon              41,590,679.317      98.80%       487,426.826         1.20%
==========================================================================================

* The following Directors, representing the balance of the Board of Directors, continue to serve as Directors: Paolo M. Cucchi, Andrea Farace, Paul R. Hardin, and George M. Pavia.

      The results of the vote on Proposal 2 were as follows:

                 Percentage                    Percentage                 Percentage
Shares Voted      of Shares    Shares Voted     of Shares     Shares       of Shares
     For            Voted         Against         Voted     Abstaining       Voted
==========================================================================================
41,574,862.088     98.80%       167,491.100       0.40%     335,752.955      0.80%
==========================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by First Data Investor Services Group, Inc. ("First Data") as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend-paying agent.

      If the Fund declares a dividend or capital gains distribution payable either in shares of Common Stock or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in shares of Common Stock. When the market price of the Common Stock is equal to or exceeds the net asset value per share of the Common Stock on the Valuation Date (as defined below), Plan participants will be issued shares of Common Stock valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price of the Common Stock, then at 95% of the market value. The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a New York Stock Exchange ("NYSE") trading day, the immediately preceding trading day.

      If the market price of the Common Stock is less than the net asset value of the Common Stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, a broker-dealer not affiliated with Smith Barney, as purchasing agent for Plan participants ("Purchasing Agent"), will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants' accounts (effective June 1, 1996, the Plan's Valuation Date changed from the payable date to the record date). If, following the commencement of the purchases and before the Purchasing Agent has completed its purchases, the market price exceeds the net asset value of the Common Stock, the average per share purchase price paid by the Purchasing Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Purchasing Agent

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN (unaudited) (continued)
--------------------------------------------------------------------------------

has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. First Data will apply all cash received as a dividend or capital gains distribution to purchase Common Stock on the open market as soon as practicable after the payable date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

      First Data will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvest ment of dividends and capital gains distributions will not relieve Plan partici pants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by First Data on behalf of the Plan participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Stock or in cash. Each Plan participant will, however, bear a propor tionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

      Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by First Data, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to First Data Investor Services Group, Inc., P.O. Box 8030, Boston, Massachusetts 02266 or by telephone at (800) 331-1710.

                                   ----------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

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

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TAX INFORMATION (UNAUDITED)
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      For Federal tax purposes the Fund hereby designates for the fiscal year ended February 28, 1999:

      o     A corporate dividends received deduction of 3.20%.


38

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

                                                                     Managed

                                                                     HIGH INCOME
                                                                  PORTFOLIO INC.
--------------------------------------------------------------------------------

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Directors

Paolo M. Cucchi
Andrea Farace
Paul R. Hardin
Heath B. McLendon, Chairman
Alessandro C. di Montezemolo
George M. Pavia

James J. Crisona, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

John C. Bianchi
Vice President and
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Adviser and Administrator

SSBC Fund Management Inc.
388 Greenwich Street
New York, New York 10013

Transfer Agent

First Data Investor Services Group, Inc.
P.O. Box 8030
Boston, Massachusetts 02266

Custodian

PNC Bank, N.A.
17th and Chestnut Streets
Philadelphia, Pennsylvania 19103


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

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

This report is intended only for the shareholders of Managed High Income Portfolio Inc. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

FD0882 4/99